SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
                          _______________________


                                FORM  8-K/A

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): July 21, 1997


   SAFETECH INDUSTRIES, INC.(FORMERLY BERNSTEIN/LEIBSTONE ASSOCIATES, INC.)
             (Exact name of registrant as specified in its charter


         New York              0-17774                   11-1996121
(State of Incorporation)      (Commission   (IRS Employer Identification No.)
                               File Number)



          2001A Australian Avenue
          Riviera Beach, Florida                       33404
          (Address of principal office)              (Zip Code)


          Registrant's telephone number,
            including area code                      (561) 844-2442
Item 1.  Changes in Control of Registrant

     Not Applicable


Item 2. Acquisition or Disposition of Assets

     Not Applicable

Item 3. Bankruptcy or Receivership

     Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

     a1.  Previous Independent Accountants

     i. Michaelson & Co., P.A. terminated the client-auditor relationship with the Registrant as of July 21, 1997.

     ii. The report of Michaelson & Co. P.A. for the years ended March 31, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles.

     iii. The Registrant's Board of Directors has been advised of the termination of the client-auditor relationship with Michaelson & Co., P.A.

     iv. In connection with it's audits for the years ended March 31, 1996 and 1995, and during the subsequent interim period through July 21, 1997, there have been no disagreements with Michaelson & Co., P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused Michaelson & Co., P.A. to make reference to the subject matter of the disagreement in connection with its report.

     a2.  New Independent Accountants

          On July 23, 1997 Registrant's Board of Directors appointed Schmidt, Raines, Trieste, Dickenson & Adams, P.L. as Registrant's principal accountants for the audit of Registrant's financial statements for the year ended March 31, 1997. Registrant has not previously consulted with Schmidt, Raines, Trieste, Dickenson & Adams, P.L. on any matters.

Item 5. Other Events

     Not Applicable

Item 6. Resignations of Registrant's Directors

     Not Applicable

Item 7. Financial Statements and Exhibits

     Letter from Michaelson & Co., P.A. dated July 25, 1997

     Letter from Michaelson & Co., P.A. dated July 31, 1997

Item 8. Change in Fiscal Year

     Not Applicable



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAFETECH INDUSTRIES, INC.


Date: August 1, 1997            By: /s/ Darrell Peterson
                                   Darrell Peterson, Chief Executive Officer

MICHAELSON & CO.,P.A.


July 25, 1997



Securities & Exchange Commission
450 5th Street, N.W.
Washington, DC 20549

               RE:  Safetech Industries, Inc.

Dear Gentlemen:

     1. The client-auditor relationship between Safetech Industries, Inc. (formerly Bernstein/Leibstone Associates, Inc.), (commission file number 0-17774) and Michaelson & Co., P.A. has ceased as of July 21, 1997.

     2. We have performed an examination of the Company's financial statements for the years ended March 31, 1996 and 1995.

     3. In connection with our examination as outlined above, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.


Sincerely,

/s/ William Michaelson, CPA
Michaelson & Co., P.A.

MICHAELSON & CO.,P.A.


July 31, 1997



Securities & Exchange Commission
450 5th Street, N.W.
Washington, DC 20549

               RE:  Safetech Industries, Inc. (SEC File No. 0-17774)

Dear Gentlemen:

     We have read and agree with the comments made by Safetech Industries, Inc. (formerly Bernstein/Leibstone Associates, Inc.) in response to Item 304(a) of Regulation S-K which are included in Form 8-K/A dated July 21, 1997.


Sincerely,

/s/ William Michaelson, CPA
Michaelson & Co., P.A.